EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report of MedSource Technologies, Inc. on Form 10-Q for the period ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Joseph J. Caffarelli, Senior Vice President -- Finance and Chief Financial Officer of MedSource certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          (1) such report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MedSource.

Dated:  November 4, 2002

                                      /s/ Joseph J. Caffarelli
                                      -------------------------------------
                                      Joseph J. Caffarelli
                                      Senior Vice President -- Finance and Chief
                                       Financial Officer